UNITED STATES

                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C. 20549


                                      FORM 8-K


                                   CURRENT REPORT


                         Pursuant to Section 13 or 15(d) of the

                            Securities Exchange Act of 1934


             Date of Report (Date of earliest event reported): May 28, 1997
            ---------------------------------------------------------------
                                                              (May 28, 1997)



                                     Bradlees, Inc.

                                     --------------

               (Exact Name of Registrant As Specified In Its Charter)


                                     Massachusetts

                                     -------------

                 (State Or Other Jurisdiction of Incorporation)


                1-11134                               04-3156108

           (Commission File Number)        (IRS Employer Identification No.)


                One Bradlees Circle; Braintree, Massachusetts
                                    02184
                 ---------------------------------------------

                   (Address Of Principal Executive Offices)
                                   (Zip Code)


                                (617) 380-3000

                                --------------

             (Registrant's telephone number, including area code)


                                Not Applicable

       (Former name or former address, if changed since last report)



                            Exhibit Index on Page 4

                       Page 1 of  7 (Including Exhibit)

Item 5:  OTHER EVENTS
         ------------


Beginning on May 28, 1997, Bradlees, Inc. (the
"Company") will distribute to its banks and other credit providers summaries of its unaudited financial results for the first quarter (thirteen weeks) ended May 3, 1997, including a comparison to the Company's summary financial plan (the "Plan") for the fiscal year ending January 31, 1998 ("Fiscal 1997") filed on Form 8-K dated January 28, 1997. The Fiscal 1997 first quarter results compared to the Plan are attached hereto as
Exhibit 20.

Total sales for the first quarter ended May 3, 1997 were $20.1 million below Plan. However, EBITDA before restructuring (as defined in the exhibit) was $1.8 million better than Plan, primarily due to an above-Plan gross margin rate and below-Plan selling, store operating, administrative and distribution (SG&A) expenses. The unfavorable sales variance in the first quarter was due, in part, to the fact that the Company has not yet benefited from modifications to its marketing strategy and merchandise mix and presentation, which are in varying stages of implementation. The favorable gross margin rate was due primarily to higher-than-Plan allowances. SG&A expenses were $2.9 million below Plan, primarily due to favorable logistics ($1.6 million), occupancy ($.5 million) and home office ($.4 million) expense variances.

Despite the sales shortfall, inventories were $9.6
million below Plan at May 3, 1997. Accounts Payable was $1.1 million above Plan, while borrowings under the Company's DIP facility were $12.0 million under Plan.

The Company is distributing the quarterly performance
against its Plan (the "Plan Performance Information") to its banks and other credit providers to facilitate their credit analyses. The Plan Performance Information should not be relied upon for any other purpose and should be read in conjunction with the Company's Form 8-K dated January 28, 1997 and Form 10-K for the fiscal year ended February 1, 1997 (fiscal 1996). The Plan Performance Information is being reported publicly solely because it is being distributed to a large number of the Company's vendors for purposes of their credit analyses. Although the Company is publicly disclosing the Plan Performance Information, the Company does not believe it is obligated to provide such information indefinitely, and the Company may cease making such disclosures and updates at any time. The Plan Performance Information was not examined, reviewed or compiled by the Company's independent public accountants. The Company is not obligated to update the Plan Performance Information to
reflect subsequent events or developments.   The Plan
Performance Information is subject to future adjustments, if any, that could materially affect such information.

Item 7: FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
        --------------------------------------------------------


        Exhibit:   20      Summary Financial Results for the
                           13 Weeks Ended May 3, 1997.

                         INDEX TO EXHIBITS




Exhibit No.                   Exhibit                         Page No.
-----------                   -------                         --------


    20          Summary Financial Results for the                 6
                 13 Weeks Ended May 3, 1997.

                           BRADLEES, INC.
                         AND SUBSIDIARIES


                            SIGNATURES



Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                               BRADLEES, INC.



Date:  May 28, 1997             By  /s/ PETER THORNER
                               ---------------------------
                                    Peter Thorner
                                    Chairman and Chief Executive
                                    Officer



Date:  May 28, 1997             By  /s/ CORNELIUS F. MOSES III
                                ---------------------------
                                    Cornelius F. Moses III
                                    Senior Vice President,
                                    Chief Financial Officer

                                                            Exhibit 20
                                                            Page 1 of 2



                            BRADLEES INC.
                    FIRST QUARTER RESULTS VS PLAN
                            (UNAUDITED)

                           (IN MILLIONS)


                                                     FIRST QUARTER 1997

                                                Actual     Plan    Last Year
                                                ------     ----    ---------

INCOME SUMMARY:

  Owned Sales                                   $265.8     $284.5    $335.6

  Food Service Sales                               1.5        1.6       2.1

  Leased Department Sales                          9.5       10.8      12.2
                                               -------    -------   -------

  Total Sales                                    276.8      296.9     349.9


  Gross Margin $                                  79.7       80.6     102.5

  Gross Margin % (based on owned sales)          30.0%      28.3%     30.5%


  SG&A Expenses                                  (98.5)    (101.4)   (137.9)

  Other Income                                     2.1        2.4       2.7

  Gain on Disposition of Properties                0.1          -         -
                                               -------    -------   -------

  EBITDA before Restructuring                    (16.6)     (18.4)    (32.7)
                                               -------    -------   -------

  Cash Impact from Restructuring                  (1.6)      (1.9)     (2.6)
                                               -------    -------   -------

  EBITDA after Restructuring                     (18.2)     (20.3)    (35.3)
                                               -------    -------   -------

  Add back Cash Impact from Restructuring          1.6        1.9       2.6

  Less Gain on Disp. of Prop.
   (included in reorg. items)                     (0.1)         -         -

  Depreciation & Amortization Expense             (9.2)      (9.1)    (11.0)

  Interest and Debt Expense                       (3.3)      (3.2)     (2.5)

  Reorganization Items                            (2.8)      (2.9)     (7.5)
                                               -------    -------   -------

  Net Loss                                      ($32.0)    ($33.6)   ($53.7)
                                               =======    =======   =======

BALANCE SHEET SUMMARY:

Unrestricted Cash and Cash Equivalents           $12.2       $1.0     $13.1

Restricted Cash and Cash Equivalents               9.2        9.9       7.2

Inventories                                      254.6      264.2     300.4

Other Current Assets                              28.1       26.1      29.0
                                               -------    -------   -------
Total Current Assets                             304.1      301.2     349.7

Net Fixed Assets *                               160.1      175.3     193.7

Long Term Assets *                               158.6      184.6     193.3
                                               -------    -------   -------
  Total Assets                                  $622.8     $661.1    $736.7
                                               =======    =======   =======

Accounts Payable                                $133.2     $132.1    $145.4

Short-Term Debt (DIP Facility)                    80.5       92.5         -

Other Current Liabilities                         51.9       41.8      47.1
                                               -------    -------   -------
 Total Current Liabilities                       265.6      266.4     192.5

Long-Term Debt                                    32.6       33.1      52.8

Other Long-Term Liabilities                       51.8       47.9      50.6

Liabilities Subject to Settlement                568.0      569.5     539.4

Paid-In-Capital                                  137.3      137.2     136.9

Accumulated Deficit *                           (432.5)    (393.0)   (235.5)
                                               -------    -------   -------
 Total Stockholders' Deficiency                 (295.2)    (255.8)    (98.6)
                                               -------    -------   -------
  Total Liabilities and Stockholders'
   Deficiency                                   $622.8     $661.1    $736.7
                                               =======    =======   =======


 * Actual 1997 balances are after the 1996 year-end
   FAS#121 write-downs that were not included in the Plan.


NOTE: EBITDA before restructuring is earnings (loss) before interest and debt expense, income taxes, non-cash restructuring and non-recurring items, asset impairment charge, reorganization and extraordinary items, and depreciation and amortization expense. At the time cash is received or expended for restructuring and non-recurring items, the cash amount is included in the calculation of EBITDA after restructuring.

                                                            Exhibit 20
                                                            Page 2 of 2


                            BRADLEES, INC.

                    FIRST QUARTER RESULTS VS. PLAN

                             (Unaudited)

                            (In Millions)

                                             First Quarter 1997
                                              Actual    Plan
                                              ------    ----

CASH FLOW SUMMARY:

Beginning Unrestricted Cash & Cash
   Equivalents                                $10.0     $1.0

Cash Provided by (Used in) Operations:

Net Loss                                      (32.0)   (33.6)

Depreciation & Amortization Expense             9.2      9.1

Other, Including Reorganization Items          (1.3)     0.6

Changes in Working Capital:

Inventory Increase                            (17.6)   (21.9)

Accounts Payable Increase                      17.9     11.4

All Other                                      (3.3)    (9.6)

                                              ------   ------
Net Cash Used in Operations                   (27.1)   (44.0)

Capital Spending                               (3.9)    (5.0)

Increase in Restricted Cash & Cash Equivalents (0.1)    (0.1)

Other:

Payments of Capital Leases                     (0.4)    (0.4)

Payments of Liabilities Subject to Settlement* (2.5)    (1.0)

Borrowings (Payments) under the DIP Facility   38.0     52.5

Deferred Financing Costs                       (1.8)    (2.0)
                                              ------   ------
Total Other                                    33.3     49.1
                                              ------   ------

Increase in Unrestricted Cash &
   Cash Equivalents                             2.2       -
                                              ------   ------


Ending Unrestricted Cash & Cash Equivalents   $12.2     $1.0
                                              ======   ======


 * Actual 1997 payments include reclamation claim payments of $1.5 million that were not included in the Plan.